Note 3 - Vessels, Net	6 Months Ended
Jun. 30, 2021
Notes to Financial Statements
Property, Plant and Equipment Disclosure [Text Block]

3. Vessels, net

The amounts in the accompanying unaudited condensed consolidated balance sheets are as follows:

	Costs	Accumulated Depreciation	Net Book Value
Balance, January 1, 2021	138,802,385	(39,496,395)	99,305,990
Depreciation for the period	-	(3,412,475)	(3,412,475)
Vessel acquisition	12,126,713	-	12,126,713
Capitalized expenses	27,441	-	27,441
Balance, June 30, 2021	150,956,539	(42,908,870)	108,047,669

Vessel improvements for the six-month period ended June 30, 2021 mainly refer to the smart bunkers monitoring systems (“Flow meters”) installed on the Company’s vessels. These installations qualified as vessel improvements and were therefore capitalized.

In May 2021, the Company acquired M/V Blessed Luck, a 76,704 dwt drybulk vessel built in 2004 in Japan, for $12.12 million. The acquisition was initially partly financed by a short term sellers’ credit of $5.0 million with an interest rate of 8% per annum, included under “Long-term debt, current portion” in the unaudited condensed consolidated balance sheet, and a one year bridge loan of $6.0 million provided by an entity affiliated with the Company’s Chief Executive Officer until the Company arranged a bank loan. In July 2021, the Company repaid the sellers’ credit and signed a term sheet with a bank to draw a loan of $8.0 million with M/V Blessed Luck as collateral, which was drawn in August 2021. In addition, in June 2021, an amount of $3.3 million of the bridge loan was converted into common stock as per the terms of the loan, leaving $2.7 million outstanding, included under “Related party loan, current” in the unaudited condensed consolidated balance sheet.

As of June 30, 2021 all vessels are used as collateral under the Company’s loan agreements (see Note 5).